UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 9, 2023
Oak Street Health, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39427	84-3446686
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
30 W. Monroe Street
Suite 1200
Chicago, Illinois 60603
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (844) 871-5650
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OSH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

To the extent the information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) relates to a completed fiscal period, such information is incorporated by reference into this Item 2.02.

Item 7.01 Regulation FD Disclosure.

On January 9, 2023, Oak Street Health, Inc. (the “Company”) will present at the 41st annual J.P. Morgan Healthcare conference, providing a general business update and information regarding its estimated fiscal year 2022 results and outlook for fiscal year 2023, during a live presentation at 5:15pm Eastern Time.

A link to a live webcast of the presentation and the presentation materials can be found on the Company’s investor relations website at https://investors.oakstreethealth.com/events-and-presentations/events/default.aspx. A copy of the presentation materials is also furnished as Exhibit 99.1 to this Current Report of Form 8-K and incorporated herein solely for purposes of this Item 7.01.

The investor presentation, the Company’s website, and the other information in Items 2.02 and 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Exhibit	Description
99	Oak Street Health, Inc. J.P. Morgan Healthcare Conference Presentation dated January 9, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 9, 2023

Oak Street Health, Inc.

By:	/s/ Tim Cook
Name:	Tim Cook
Title:	Chief Financial Officer
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